================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 23, 2005


                           First Franklin Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                       0-16362                31-1221029
--------------------------------    --------------- ---------------------------
(State or other jurisdiction of      (Commission          (IRS Employer
       incorporation)                File Number)        Identification No.)


                   4750 Ashwood Drive, Cincinnati, Ohio 45241
                 ---------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (513) 469-5352


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

================================================================================

SECTION 3 -- SECURITIES AND TRADING MARKETS

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 23, 2005, First Franklin Corporation (the "Company") notified The Nasdaq Stock Market, Inc. ("Nasdaq") that as a result of the recent death of one of its independent directors, Reverend Donald E. Newberry, Sr., the Company is currently not in compliance with (i) the requirement contained in Nasdaq Rule 4350(c)(1) that a majority of the Company's board of directors be independent and (ii) the audit committee composition requirements set forth in Nasdaq Rule 4350(d)(2), which require an audit committee of at least three independent members.

Reverend Newberry was an independent director under Rule 4200(a)(15) and he had served on the Company's audit committee. With the vacancy created by his death, the Company's board of directors now consists of four members, two of whom are independent, and the audit committee consists of two independent directors. Pursuant to Rules 4350(c) and 4350(d), the Company has until the date of its next annual meeting of shareholders to regain compliance. The Company's board is currently considering its options regarding this vacancy and intends to search for a qualified candidate to fill this vacancy and regain compliance with applicable Nasdaq listing requirements as quickly as possible.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 FIRST FRANKLIN CORPORATION



                                 By: /s/ Daniel T. Voelpel
                                    --------------------------------------------
                                      Daniel T. Voelpel
                                      Vice President and Chief Financial Officer


Date:  November 28, 2005